Exhibit 99.1

Genie Energy Ltd (NYSE: GNE)

Investor Presentation

Second quarter 2026

Safe Harbor Statement

This presentation contains forward-looking statements. Statements that are not historical facts are forward-looking statements and such forward-looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include:

- statements about Genie's and its divisions' future performance;
- projections of Genie's and its divisions' results of operations or financial condition; and
- statements regarding Genie's plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products and offerings.

Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," "likely," "continue" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward-looking statements and all such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

Forward-looking statements are based on Genie's current expectations, estimates and assumptions and because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond the Genie's control. Such known and unknown risks, uncertainties and other factors may cause Genie's actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward-looking statements.

These factors include those discussed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations in Genie's periodic filings made with the Securities and Exchange Commission.

Genie cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements.

Forward-looking statements speak only as of the date they are made and are statements of Genie's current expectations concerning future results, events and conditions and Genie is under no obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

At a Glance

Genie Energy Ltd.

Genie Retail Energy (GRE)

An independent retail energy provider

Genie Renewables (GREW)

- **Diversegy**: Energy advisory services for commercial clients
- **Genie Solar**: Operator of utility scale solar assets
- **Roded** and other early-stage business initiatives

Financial Overview

$432 M
Market Cap

$503 M
Revenue

$204 M
Cash, cash equivalents, restricted cash & current investments

$25 M
Adj. EBITDA

$7 M
GNE Share Repurchases

~1.8%
Dividend Yield

Market cap and Dividend Yield as of 10/1/2026

Cash, cash equivalents, restricted cash and current investments as of 6/30/2026

All other data is for the twelve months ended 6/30/2026

Investment Thesis

- **Genie Energy:** Exceptional returns through diverse commodity & economic market environments backed by unlevered balance sheet with ample liquidity
- **Genie Retail Energy (GRE):** A durable, asset-light, cash generation engine with demonstrated upside potential from favorable market conditions
- **Genie Renewables (GREW):**
  - **Diversegy:** Energy brokerage is rapidly increasing cash generation.
  - **Genie Solar:** Portfolio of operating arrays generates steady cash
  - **Investment stage initiatives:** Promising upside optionality







GENIE RETAIL ENERGY (GRE)

A leading independent retail energy provider **supplying electricity and natural gas** to residential and SMB customers in deregulated markets across the USA

GRE - US Market Opportunity & Dynamics

28 **Deregulated Markets** (Competition-based regulatory frameworks for power & gas)

19 **States served + D.C.**

Competition
Incumbent utility & other REPs

Role of Utilities
Distribution & billing (most markets)


WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
ME
NH
MA
RI
CT
NJ
DE
MD
DC
Genie Retail Energy Markets Served
Deregulated Markets Potential Opportunity

GRE - Value Creation

Customer Acquisition Model

Multiple sales channels to residential & small commercial.

Diverse portfolio of products highlighted by green energy, variable & fixed rate plans.

Deep data analysis to identify market opportunities & optimize offerings.

Risk Management

Hedging strategies reduce commodity volatility risk.

Utilities assume bad debt risk in most markets through POR programs.

Geographic diversity reduces weather/regulatory risks.

Customer Retention

Superior customer service.

Customer rewards program.

Attractive margin & cash flow cycle.

Targeted payback period tailored to product & customer type.

= Attractive Financial Returns

GRE - Recent Results
Snapshot

Meters and RCEs Served as of 6/30/2026
RCE growth is change in RCEs at 6/30/26 compared to 6/30/2025
Financial results for the twelve months ended 6/30/2026

363 K
Meters Served

345 K
RCEs Served

$476 M
Revenue

GRE

+108%
Increase in income from operations 2Q26/2Q25

$38 M
Income from Operations

$40 M
Adjusted EBITDA

GRE – Portfolio Risk Management Provides Upside Optionality

CASE STUDY

Genie Portfolio Management Drove Exceptional Returns During Market Volatility (2021-2022)

- GRE increased long positions heading into the 2021-2022 Winter months
- Commodity prices experienced significant volatility
- GRE restrained demand by pausing new customer acquisitions and certain renewals unlocking ability to partially monetize hedged positions

GRE Results:

- Record gross margin in 2022
- Adjusted EBITDA and free cash flow increased over 100% in 2022 compared to 2021
- Repurchased common and began retiring preferred stock

GENIE RENEWABLES (GREW)

Portfolio of businesses providing growing cash-flows and exciting upside potential

DIVERSEGY
Commercial Energy Advisory

Genie
Solar Energy

RODED
Recycling Industries

GREW
Cash Flow Generating Businesses

Diversegy
Energy procurement advisory service serving industrial, commercial and municipal customers in deregulated markets

Currently generating Adjusted EBITDA at approximately **$5 million annual** run rate with growth potential.

Genie Solar
Operates solar assets

Steady cash flows underwrite investments in GREW's early-stage initiatives

DIVERSEGY
Commercial Energy Advisory

Offerings:

Diversegy serves as an energy advisor for clients and operates a broker exchange platform

Scalable GTM Channels:

Digital – Supports direct internal sales and partner recruitment

Partners - Brokers, sales teams and agents

Adjusted EBITDA Outlook (2026)	**$4M to $5M**

* As of 6/30/26

Diversegy Income From Operations



$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2

2Q25
3Q25
4Q25
1Q26
2Q26

Genie Solar

Operates a portfolio of long-lived solar generation assets for steady, predictable cash generation.

Portfolio composition:

- 19 MW of generating arrays
  - 10 MW Schools Portfolio
  - 9 MW of New York Community Solar
- Minimal additional investment in new capacity planned

Long Term Adjusted EBITDA Outlook: $2M - $3M (2027+)

GREW Investment Stage Initiatives | Plastics Manufacturing

Genie is leveraging proprietary plastic recycling technologies to manufacture plastic solutions with an initial focus on the $70B+ global pallet market



- PALLET MARKET
  - Plastic pallet market projected to grow at a 10%+ CAGR to $15.7B in 2031*
  - Demand driven by ISPM compliance, dimensional stability, hygienic requirements
  - EU recycled content requirements
- COMPETITIVE ADVANTAGES
  - Utilizes low cost recycled agricultural plastic feedstock
  - Proprietary technology: patented in Israel, pending in US
  - Key features – strength, stability, durability, water and chemical resistance

- Source: https://www.mordorintelligence.com/industry-reports/plastic-pallets-market

RODED

EVERCORE COMPOSITES

GREW Investment Stage Initiatives | Plastics, continued

Genie's approach confers significant advantages as production scales

- ECONOMICS
  - Significant cost advantage vs conventional wood and virgin plastic offerings
  - Plastic Credits certified by Verra under the VCS Program

- ROADMAP
  - Proof of concept facility in Israel ramping to full commercial production
  - Roadmap milestones in progress include:
    - Commercial production in Israel (Roded Recycling)
    - Diversification into complementary plastic products
    - International expansion: beginning with US as early as 2027 (Evercore)



RODED

EVERCORE COMPOSITES

Recent GREW Results | Snapshot

$27 M
GREW Revenue

$17 M
Diversegy Revenue

$(8) M
GREW income from operations

19 MW
Solar Projects Portfolio

$(6.1) M
GREW Adjusted EBITDA

$5 M
Genie Solar Revenue

Financial results are for the twelve months ended 6/30/2026

Financial Summary

Genie Financials

Genie Consolidated					
$ (000's)	**2022**	**2023**	**2024**	**2025**	**TTM**
Revenue					
GRE	$303,970	$409,880	$403,340	$478,450	$475,880
GREW	11,570	18,830	21,860	23,520	26,750
Total Revenue	**$315,540**	**$428,710**	**$425,200**	**$501,970**	**$502,630**
COGS					
GRE	$150,990	$266,520	$271,190	$359,910	$355,160
GREW	9,770	15,980	15,530	17,370	20,130
Total COGS	**$160,760**	**$282,500**	**$286,720**	**$377,280**	**$375,290**
Gross Profit	**$154,780**	**$146,210**	**$138,480**	**$124,690**	**$127,340**
Gross Margin	*49.1%*	*34.1%*	*32.6%*	*24.8%*	*25.3%*
SG&A	$74,960	$91,090	$93,400	$95,330	$105,360
Adjusted EBITDA	**$83,160**	**$58,220**	**$48,460**	**$32,570**	**$25,460**

Capital Allocation

Internal Reinvestment

- Customer acquisition
- New markets
- New products

Corporate Development

Leverage strong B/S for:
- Investment in early-stage initiatives
- Select M&A

Share repurchases

- Common Stock

Dividend

- Common stock dividend (currently $0.075/quarter)

Genie Energy Summary

- **Proven** cash generation from GRE through diverse commodity & economic market environments with strong upside potential
- **Core** GRE FCF generation with emerging growth **optionality** at GREW
- Portfolio management drives **enhanced** FCF for growth investment & **shareholder value** creation strategies
- Strong cash position, **Low debt** balance sheet provides strategic flexibility

Thank you!

Michael Stein
Chief Executive Officer

Avi Goldin
Chief Financial Officer

IR Contact

Avi Goldin
agoldin@genie.com

Appendix

Reconciliation Tables

Genie Energy (NYSE: GNE) Page 3 *(in thousands)*	GNE TTM
EBITDA	$25,456
Subtract (add):	
Depreciation and amortization	1,239
Impairment	1,607
Other Losses (Gains)	(298)
Stock-based Compensation	2,540
Income (loss) from operations	$20,369

Genie Retail Energy Page 9 *(in thousands)*	GRE TTM
EBITDA	$39,714
Subtract (add):	
Depreciation and amortization	299
Impairment	---
Other Losses (Gains)	---
Stock-based Compensation	1,080
Income (loss) from operations	$38,335

Genie Renewables Page 17 *(in thousands)*	GREW TTM
EBITDA	($6,139)
Subtract (add):	
Depreciation and amortization	940
Impairment	1,607
Other Losses (Gains)	(384)
Stock-based Compensation	74
Income (loss) from operations	($8,376)

Reconciliation Tables

Genie Consolidated
Page 25 *(in thousands)*

	2022	2023	2024	2025	TTM
Adjusted EBITDA	$83,156	$58,217	$48,463	$32,569	$25,456
Subtract (add):					
Depreciation and amortization	385	443	884	1,005	1,239
Impairment	2,065	19	185	1,642	1,607
Other Losses (Gains)	(17)	(126)	145	(330)	(298)
Stock-based Compensation	2,968	2,783	2,346	2,535	2,540
Income from operations	$77,754	$55,097	$44,902	$27,717	$20,369